Exhibit 99.3
TESORO LOGISTICS LP
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Background

The following unaudited pro forma condensed combined consolidated financial information of Tesoro Logistics LP (the "Partnership") reflects adjustments to the historical combined consolidated financial statements of the Partnership to give effect to (i) the acquisition of the Anacortes rail train facility assets (the "Anacortes Rail Facility"), hereafter referred to as the "Acquisition", including the expected impact of the Anacortes Track Use and Throughput Agreement (the "TTA") and the amendments to our operational services and omnibus agreements that we entered into in connection with the Acquisition from the date the Anacortes Rail Facility was placed in service; (ii) the offering of 4,255,000 common units representing limited partner interests (the "Offering") that closed on October 5, 2012 and the application of proceeds therefrom; and (iii) the payment of certain fees and expenses in connection with the Offering and the Acquisition. References to "we," "us" and "our" mean Tesoro Logistics LP and its consolidated subsidiaries, unless the context otherwise requires. References to "Tesoro" refer collectively to Tesoro Corporation and any of its subsidiaries other than Tesoro Logistics LP, its subsidiaries and Tesoro Logistics GP, LLC ("TLGP"), its general partner.

The unaudited pro forma condensed combined consolidated financial information has been prepared for illustrative purposes only and is not necessarily indicative of our financial position or results of operations had the Acquisition and the Offering actually occurred on the dates assumed, nor is such unaudited pro forma condensed combined consolidated financial information necessarily indicative of the results to be expected for any future period.

The pro forma adjustments are based on preliminary estimates and currently available information and assumptions that management believes are reasonable. The notes to the unaudited pro forma condensed combined consolidated financial statements provide a detailed discussion of how such adjustments were derived and presented in the unaudited pro forma financial information. The unaudited pro forma condensed combined consolidated financial information and related notes thereto should be read in conjunction with the historical combined consolidated financial statements and related notes thereto for the year ended December 31, 2011, included in our current report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2012 and our condensed combined consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as supplemented by our Current Report on Form 8-K filed with the SEC on December 17, 2012.

Effective November 15, 2012, we acquired the Anacortes Rail Facility from Tesoro Refining and Marketing Company ("TRMC") in exchange for total consideration of $180.0 million, comprised of $162.0 million in cash and the remaining $18.0 million in partnership units. The Anacortes Rail Facility includes a four-track unloading platform, two receiving and departing tracks capable of handling a 100-car unit train and two additional short track spurs, as well as other related assets and properties associated with the facility. The facility, which was placed in service on September 5, 2012, has a permitted capacity to deliver up to 50,000 bpd of Bakken crude oil to Tesoro's Washington refinery.

TRMC retained any current assets, current liabilities and environmental liabilities related to the Anacortes Rail Facility as of November 15, 2012, the date of the Acquisition. The only historical balance sheet item that transferred to the Partnership in the Acquisition was property, plant and equipment, which was recorded by us at historical cost as the Acquisition is considered to be a transfer of a business between entities under common control.

The Partnership commenced managing the additional operation of all of the assets associated with the Acquisition and receiving fees for services as of November 15, 2012. At the time of the Acquisition, TLGP hired one employee to manage the operations. The Partnership reimburses Tesoro for operational expenses related to the Anacortes Rail Facility under the terms of the Amendment and Restatement of Schedules to Amended and Restated Operational Services Schedules (the "Amended Operational Services Schedules"), which became effective on November 15, 2012.

TESORO LOGISTICS LP
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
September 30, 2012

	Tesoro Logistics LP	Pro Forma Adjustments - Offering of Common Units		Anacortes Rail Facility	Pro Forma Adjustments - Anacortes Rail Facility		Tesoro Logistics LP Pro Forma
	(Dollars in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$55,274	$177,859	(a)	$—	$(162,000)	(d)	$63,106
		(6,893)	(b)		(659)	(e)
		(475)	(c)
Receivables
Trade	297	—		—	—		297
Affiliate	13,676	—		—	—		13,676
Prepayments and other current assets	1,187	—		—	—		1,187
Total Current Assets	70,434	170,491		—	(162,659)		78,266
NET PROPERTY, PLANT AND EQUIPMENT	211,389	—		48,504	—	(d)	259,893
DEFERRED FINANCE COSTS	9,027	—		—	—		9,027
OTHER NONCURRENT ASSETS	440	—		—	—		440
Total Assets	$291,290	$170,491		$48,504	$(162,659)		$347,626

LIABILITIES AND EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable
Trade	$9,278	$—		$5,148	$(5,148)	(f)	$9,278
Affiliate	5,532	—		—	—	(f)	5,532
Deferred revenue - affiliate	2,034	—		—	—	(f)	2,034
Accrued liabilities	2,881	—		55	(55)	(f)	2,881
Total Current Liabilities	19,725	—		5,203	(5,203)		19,725
OTHER NONCURRENT LIABILITIES	46	—		—	—		46
DEBT	350,000	—		—	—		350,000
COMMITMENTS AND CONTINGENCIES
EQUITY (DEFICIT)
Equity of Predecessors	—	—		43,301	(43,301)	(g)	—
Common unitholders	63,888	177,859	(a)	—	(124,740)	(d)	149,846
		(3,872)	(b)		(370)	(e)
		(267)	(c)		4,006	(f)
					33,342	(g)
Subordinated unitholders	(140,707)	(2,883)	(b)	—	(276)	(e)	(144,064)
		(198)	(c)
General partner - TLGP	(1,662)	(138)	(b)	—	(37,260)	(d)	(27,927)
		(10)	(c)		(13)	(e)
					1,197	(f)
					9,959	(g)
Total Equity (Deficit)	(78,481)	170,491		43,301	(157,456)		(22,145)
Total Liabilities and Equity (Deficit)	$291,290	$170,491		$48,504	$(162,659)		$347,626

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

TESORO LOGISTICS LP
UNAUDITED PRO FORMA CONDENSED STATEMENTS OF COMBINED CONSOLIDATED OPERATIONS
Year Ended December 31, 2011

	Tesoro Logistics LP	Pro Forma Adjustments - Anacortes Rail Facility	Tesoro Logistics LP Pro Forma
	(Dollars in thousands, except unit and per unit amounts)
REVENUES
Affiliate	$77,443	$—	$77,443
Third-party	9,894	—	9,894
Total Revenues	87,337	—	87,337
COSTS AND EXPENSES
Operating and maintenance expenses	47,149	—	47,149
Depreciation and amortization expenses	11,277	—	11,277
General and administrative expenses	8,776	—	8,776
Loss on asset disposals	26	—	26
Total Costs and Expenses	67,228	—	67,228
OPERATING INCOME	20,109	—	20,109
Interest and financing costs, net	(1,610)	—	(1,610)
NET INCOME	18,499	—	18,499
Less: Loss attributable to Predecessors	(16,069)	—	(16,069)
Net income attributable to partners	34,568	—	34,568
Less: General partner's interest in net income, including incentive distribution rights	692	—	692
Limited partners' interest in net income	$33,876	$—	$33,876

Net income per limited partner unit:
Common - basic	$1.11		$0.97
Common - diluted	$1.11		$0.96
Subordinated - basic and diluted	$1.11		$0.97

Weighted average limited partner units outstanding:
Common units - basic	15,254,890	4,564,838	19,819,728
Common units - diluted	15,282,366	4,564,838	19,847,204
Subordinated units - basic and diluted	15,254,890	—	15,254,890

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

TESORO LOGISTICS LP
UNAUDITED PRO FORMA CONDENSED STATEMENTS OF COMBINED CONSOLIDATED OPERATIONS
Nine Months Ended September 30, 2012

	Tesoro Logistics LP	Historical - Anacortes Rail Facility	Pro Forma Adjustments - Anacortes Rail Facility		Tesoro Logistics LP Pro Forma
	(Dollars in thousands, except unit and per unit amounts)
REVENUES
Affiliate	$98,052	$—	$1,530	(h)	$99,582
Third-party	11,049	—	—		11,049
Total Revenues	109,101	—	1,530		110,631
COSTS AND EXPENSES
Operating and maintenance expenses	44,500	492	24	(i)	45,016
Depreciation and amortization expenses	8,892	231	—		9,123
General and administrative expenses	11,542	16	—		11,558
Loss on asset disposals	257	—	—		257
Total Costs and Expenses	65,191	739	24		65,954
OPERATING INCOME (LOSS)	43,910	(739)	1,506		44,677
Interest and financing costs, net	(3,360)	—	—		(3,360)
NET INCOME (LOSS)	40,550	(739)	1,506		41,317
Less: Income (loss) attributable to Predecessors	331	(739)	—		(408)
Net income attributable to partners	40,219	—	1,506		41,725
Less: General partner's interest in net income, including incentive distribution rights	1,436	—	51		1,487
Limited partners' interest in net income	$38,783	$—	$1,455		$40,238

Net income per limited partner unit:
Common - basic	$1.34				$1.15
Common - diluted	$1.33				$1.14
Subordinated - basic and diluted	$1.19				$1.13

Weighted average limited partner units outstanding:
Common units - basic	15,424,700		4,564,838		19,989,538
Common units - diluted	15,513,252		4,564,838		20,078,090
Subordinated units - basic and diluted	15,254,890		—		15,254,890

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

TESORO LOGISTICS LP
NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed combined consolidated financial information presents the application of pro forma adjustments to our historical financial statements to reflect (i) the Acquisition, including the expected impact of the TTA and the amendments to our operational services and omnibus agreements that we entered into in connection with the Acquisition from the date the Anacortes Rail Facility was placed in service; (ii) the Offering and (iii) the payment of certain fees and expenses in connection with the Offering and the Acquisition. The pro forma adjustments have been prepared as if the transactions to be effected at the closing of the Offering and the Acquisition had taken place as of September 30, 2012, in the case of the unaudited pro forma balance sheet, and as of January 1, 2011, in the case of the unaudited pro forma statements of operations. The unaudited pro forma condensed combined consolidated financial statements give pro forma effect to:

•	the offering of 4,255,000 common units, including 555,000 common units issued pursuant to the exercise of the underwriter's over-allotment option, representing limited partner interests;

•
the acquisition of the assets and operations, recorded at historical cost of $48.5 million, which excludes working capital, other noncurrent liabilities and certain equipment, which were retained by Tesoro under the Second Amended and Restated Omnibus Agreement (the "Amended Omnibus Agreement");

•	the issuance of 309,838 common limited partner units and 93,289 general partner units to TLGP;

•	the payment of underwriter discounts totaling $6.9 million related to the Offering and the payment of $1.1 million of certain fees and expenses related to the Offering and the Acquisition;

•	historical results of operations from the in-service date through September 30, 2012;

•	the execution of the TTA and the recognition of incremental revenues under the agreement; and

•	the amendment to the existing Amended Operational Services Schedules, which provides for the Partnership to reimburse Tesoro for operational support services.

Note 2. Pro Forma Adjustments and Assumptions

(a)	Reflects the gross proceeds of $177.9 million from the Offering of 4,255,000 common units representing limited partner interests at a public offering price of $41.80 per unit.

(b)	Reflects the payment of underwriter discounts related to the Offering of $6.9 million, which will be allocated to all unitholders.

(c)	Reflects $0.5 million for expenses associated with the Offering including legal and accounting services, printing charges and other costs, which will be allocated to all unitholders.

(d)
Reflects the Acquisition, along with the related distributions to TLGP, as described in the contribution, conveyance and assumption agreement. The property, plant and equipment was recorded at historical cost as it is considered to be a transaction among entities under common control.

(e)
Reflects $0.7 million in costs associated with the Acquisition including advisory fees and environmental, health and safety and mechanical integrity assessments, which are reflected as being expensed when incurred.

(f)
Reflects the retention by Tesoro of the working capital of the Anacortes Rail Facility, as these balances represent assets and liabilities related to the operations prior to the closing of the Acquisition.

(g)
Represents the conversion of the adjusted equity of the Predecessor of $43.3 million from equity of predecessors to the common unitholders and general partner unitholders of the Partnership. The conversion is as follows:

•	$33.3 million for 309,838 common units; and

•	$10.0 million for 93,289 general partner units.

TESORO LOGISTICS LP
NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(h)
Reflects recognition of affiliate revenues for services provided by us to manage and operate the Anacortes Rail Facility. Revenues were calculated using the contractual terms under the TTA that were entered into with Tesoro at the closing of the Acquisition.

(i)
Reflects the pro-rata annual service fee, from the facility in-service date, that the Partnership pays Tesoro under the terms of the Amended Operational Services Schedules for certain services provided at the Anacortes Rail Facility.

Note 3. Pro Forma Net Income Per Unit

We use the two-class method when calculating the net income per unit applicable to limited partners, because we have more than one participating security. Our participating securities consist of common units, subordinated units, general partner units and incentive distribution rights. We base our calculation of net income per unit on the weighted-average number of common and subordinated limited partner units outstanding during the period.

Net income attributable to the Partnership is allocated between the limited (both common and subordinated) and general partners in accordance with our partnership agreement. Net income per unit is only calculated for the Partnership after its initial public offering as no units were outstanding prior to April 26, 2011. Distributions less than (greater than) earnings are allocated to the general partner and limited partners based on their respective ownership interests. Payments made to our unitholders are determined in relation to actual distributions declared and are not based on the net income per unit. The pro forma basic weighted-average number of units outstanding equals the historical weighted average number of units outstanding for each of the periods presented, plus the number of incremental common units as a result of the Offering and the Acquisition.

Diluted net income per unit includes the effects of potentially dilutive units on our common units, which consist of unvested service and performance phantom units. Basic and diluted net income per unit applicable to subordinated limited partners are the same as there are no potentially dilutive subordinated units outstanding.

Note 4. Commercial Agreement with Tesoro

In connection with the closing of the Acquisition, we entered into the TTA. The TTA is a long-term, fee-based commercial agreement with Tesoro, under which we agree to provide services to manage and operate the assets and Tesoro agrees to pay us fees based on minimum monthly throughput volumes. The agreement provides for initial terms of 10 years and the Partnership will have the option to renew the agreement for up to two five-year terms. The fees under this agreement will be indexed for inflation. We believe the terms and conditions under the TTA are generally no less favorable to either party than those that could have been negotiated with unaffiliated parties with respect to similar services.